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                                  EXHIBIT 10.8


                               SWISS MEDICA, INC.


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                       Note and Warrant Purchase Agreement

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                             Dated: December 6, 2004


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                       NOTE AND WARRANT PURCHASE AGREEMENT

      THIS NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is effective as of December 6, 2004, by and between Swiss Medica, Inc., a Delaware corporation (the "Company") and Strategic Equity Corp. (the "Lender").

      1. The Loans, Notes and Warrant.

            1.1 The Loans and Notes. Subject to the terms and conditions of this Agreement, Lender agrees to loan the Company an aggregate of $600,000 CAD, in two equal installments of $300,000 CAD (less the Financing Fee (as defined below)) with the first installment being delivered to the Company on or before December 6, 2004 (the "First Advance"), and the second installment being delivered to the Company on or before January 3, 2005 (the "Second Advance," and together with the First Advance, the "Advances" or the "Loan"). The Loan shall be governed by the terms and conditions of, and repaid in accordance with, this Agreement and two Promissory Notes each in the principal amount of $300,000 CAD (the "Notes"), in the forms attached hereto as Exhibit A and Exhibit B, to be issued by the Company to Lender to evidence each of the Advances the first of which such Notes (the "December Note"), shall be executed concurrently with the December Closing (as defined below) and the second of which such Notes (the "January Note") shall be executed concurrently with the January Closing.1.2 Security. The Notes will be secured by a Security Agreement in the form attached hereto as Exhibit C (the "Security Agreement"). Pursuant to the Security
Agreement, the Company shall file on behalf of the Lender, UCC-1 Financing Statements and such equivalent forms pursuant to the Personal Property Security Act (the "Filings"), as applicable, in (a) Delaware, and (b) each of the states in the United States and provinces in Canada listed on Schedule 1.2, which constitute all states and provinces in which the Company owns personal and real property assets (the "Assets"). The Company shall provide Lender with file stamped copies of all Filings within five (5) days after receipt thereof from the applicable government office

            1.3 The Financing Fee. In connection with each of the First Advance and the Second Advance, the Company shall pay Lender a financing fee equal to two percent (2%) of the amount of such Advance, or $6,000 CAD (the "Financing Fee"), and such amount shall be deducted directly from the principal amount of such advance.

            1.4 The Warrant. Subject to the terms of this Agreement, the Company shall issue to Lender a warrant to purchase 350,000 shares of the Company's Class A Common Stock, having an exercise price per share equal to the average closing bid price of the Company's Class A Common Stock (the "Warrants"), as shown on the Over-the-Counter Bulletin Board, for the five trading days immediately preceding the date of the December Closing. The Warrant shall be in the form attached hereto as Exhibit D and issued on, and dated as of, the date of the December Closing. The Company agrees to, within ninety (90) days after the December Closing, file with the United States Securities and Exchange Commission, and to use its best efforts to cause to be declared effective within one hundred eighty (180) days after the December Closing, a registration statement in such form that the Company is eligible to use to register the Class A Common Stock underlying the Warrant for resale under the Securities Act of 1933.

      2. Representations and Warranties of the Company. The Company hereby represents and warrants to Lender as follows:

            2.1 Organization, Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as contemplated to be conducted.

            2.2 Authority and Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding agreement of the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity. When executed and delivered, the Notes and the Warrant shall be duly executed and delivered by the Company and, shall constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity.

            2.3 Compliance With Other Instruments. The Company is not in violation or default of any term of its charter documents, each as amended, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not, individually or in the aggregate, have a material adverse effect on the Company. The execution, delivery, and performance of and compliance with this Agreement, and the transactions contemplated herein, will not result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

            2.4 Location of Assets and Liens. Schedule 2.4 sets forth each state in the United States and each province in Canada, in which Assets are located. The Company has good and marketable title to the Assets and there is no lien or encumbrance on any of the Assets except for such liens or encumbrances listed on
Schedule 2.4 hereto, or any lien or encumbrance imposed by law in the ordinary course of business for assessments not yet due and payable.

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            2.5   Brokers.   The  Company  has  no  contract,   arrangement   or
understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

            2.6 Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Agreement other than the Gleiss Lutz Hootz action referred to in the Company's 10QSB filed with the United States Securities and Exchange Commission on November 10, 2004. The
Company agrees to provide a Litigation search for the states of Delaware and Texas and the Canadian provinces of British Columbia and Ontario within five (5) days of the December Closing to the Lender in support of this

            2.7 Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to the Securities and Exchange Act of 1934, as amended (the "Act"), and has a class of common shares registered pursuant to the Act. Pursuant to the provisions of the Act, the Company has timely filed all reports and other materials required to be filed thereunder with the United States Securities and Exchange Commission during the preceding twelve (12) months.

      3. Representations and Warranties of Lender. Lender hereby represents and warrants that:

            3.1 Authorization. Lender has full power and authority to enter into this Agreement, and when executed, this Agreement will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms.

            3.2 Purchase Entirely for Own Account. The Notes and the Warrant and any Common Stock issuable upon conversion of the Warrant (collectively, the "Securities") will be acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. The Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person. The Lender has full power and authority to enter into this Agreement.

            3.3 Disclosure of Information. The Lender has received all of the information it considers necessary or appropriate for deciding whether to purchase the Note and the Warrant. The Lender has had an opportunity to ask all questions and receive all answers from the Company regarding the terms and conditions of the offering and sale of the Note and the Warrant.

            3.4 Investment Experience. The Lender is an investor in securities of bulletin board and small cap companies and acknowledges that it is able to fend for itself and bear the economic risk of its investment, including the complete loss thereof, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Note and the Warrant. The Lender has not been organized for the purpose of acquiring the Securities.

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            3.5 Accredited Lender. The Lender is an "accredited investor" within the meaning of the Securities and Exchange Rule 501(a) of Regulation D, as presently in effect.

            3.6 Restricted Securities. The Lender understands that the Warrant and the common stock underlying the Warrant are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection, the Lender is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Lender understands Rule 144 is not currently available for the sale of the Securities and may never be so available.

            3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Lender further agrees not to make any disposition of all or any portion of the Securities (other than the valid exercise or conversion thereof in accordance with their respective terms) unless and until:

                  (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such Registration Statement; or

                  (b) (i) the Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, the Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act or registration or qualification under any applicable state securities laws.

            3.8 Legends. Lender understands and agrees that the certificates evidencing the Securities may bear the following legend or a similar legend of like tenor:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

      4. The Closings4.1 Time and Place. The purchase and sale of the December Note shall take place on December 6, 2004 (the "December Closing") at such time and place as the parties shall mutually agree. The purchase and sale of the January Note shall take place on January 3, 2005 (the "January Closing," and together with the December Closing, the "Closings") at such time and place as the parties shall mutually agree.

            4.2 Closing Deliveries. At the December Closing, the Company will deliver to Lender the duly executed December Note and the Warrant, and Lender shall wire transfer $294,000.00 CAD to the Company's bank account according to the wire transfer instructions attached hereto as Exhibit E (the "Wire Transfer Instructions"). At the January Closing, the Company will deliver to Lender the duly executed January Note, and Lender shall wire transfer $294,000.00 CAD to the Company's bank account according to the Wire Transfer Instructions.

            4.3 Conditions to Lender's Obligations at the Closings. The obligations of Lender at the Closings are subject to the fulfillment, on or prior to the Closings, of each of the following conditions, any of which may be waived in whole or in part by the Lender:

                  (a) The representations and warranties made by the Company in this Agreement shall be true and correct when made, and shall be true and correct on the dates of the Closings with the same force and effect as if they had been made on and as of such dates.

                  (b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the dates of the Closings.

                  (c) Except for the notices required or permitted to be filed after the dates of Closings pursuant to applicable federal and state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and the Warrant.

                  (d) At the Closings, the sale and issuance by the Company, and the purchase by Lender, of the Notes and the Warrant shall be legally permitted by all laws and regulations to which the Lender and/or the Company are subject.

            4.4 Conditions to the Company's Obligations at the Closings. The Company's obligation to issue and sell the Notes and the Warrant at the Closings is subject to the fulfillment, to the Company's satisfaction, on or prior to the dates of the Closings, of the following conditions, any of which may be waived in whole or in part by the Company:

                  (a) The representations and warranties made by the Lender in this Agreement shall be true and correct when made, and shall be true and correct on the dates of the Closings with the same force and effect as if they had been made on and as of such dates.

                  (b) Except for any notices required or permitted to be filed after the dates of Closings pursuant to applicable federal or state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

                  (c) At the Closings, the sale and issuance by the Company, and the purchase by Lender, of the Notes and the Warrant shall be legally permitted by all laws and regulations to which the Lender and/or the Company are subject.

            5. Expenses.  The Company shall  reimburse the Lender for legal fees
incurred  by  Lender  in  completing  the  transactions   contemplated  by  this
Agreement, within 10 days of receiving proper documentation for such expenses.

            6. Default. The Company agrees that if any representation or warranty made by the Company herein is found or deemed to be breached by the Company such breach shall be considered an event of Default and the Lender shall have the remedies available in accordance with the Agreement, the Notes, and the Security Agreement dated December 6, 2004.

      7. Miscellaneous.

            7.1Waivers and Amendments. Any provision of this Agreement, any of the Notes, and the Warrant may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), upon the written consent of the Company and the Lender.

            7.2 Governing Law. This Agreement, the Notes and the Warrant shall be governed by and construed in accordance with Delaware law, without regard to the conflict of laws provisions thereof.

            7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            7.4 Entire Agreement. This Agreement (including the exhibits attached hereto), the Notes and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            7.5 Notices. Any notice or communication required to be given hereunder may be delivered by hand, deposited with an overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, if to the Company, to its Chief Executive Officer at its corporate headquarters, and if to the Lender, to its President at Suite 300, 630 - 8th Avenue SW, Calgary, Alberta T2P 1G6. Notice shall be deemed received on the date sent if sent by facsimile or personal delivery; three days after the date sent if sent by registered or certified mail; and one day after the date it is sent by overnight courier.

            7.6  Severability  of  this  Agreement.  If any  provision  of  this
Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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         IN WITNESS  WHEREOF,  the  parties  have  caused  this Note and Warrant
Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                  COMPANY:

                                  SWISS MEDICA, INC.
                                  a Delaware corporation

                                  By: /s/ Raghu N. Kilambi
                                      -----------------------------------------
                                      Raghu N. Kilambi, Chief Executive Officer

                                      Swiss Medica, Inc.
                                      53 Yonge Street, 3rd Floor
                                      Toronto, Ontario, Canada  M5E 1J3
                                      Attn:  Raghu Kilambi

                                  LENDER:

                                  STRATEGIC EQUITY CORP.


                                  By: /s/ David Bulloch
                                      -----------------------------------------
                                      David Bulloch

                                  Title:
                                        -------------------------------------

                                        Strategic Equity Corp.
                                        Suite 300, 630 - 8th Avenue SW
                                        Calgary, Alberta  T2P 1G6
                                        Attn: David Bulloch

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                                    EXHIBIT A

                                  DECEMBER NOTE

                                    EXHIBIT B

                                  JANUARY NOTE

                                    EXHIBIT C

                               SECURITY AGREEMENT

                                    EXHIBIT D

                                     WARRANT

                                    EXHIBIT E

                           WIRE TRANSFER INSTRUCTIONS

         Bank of Montreal
         First Canadian Place
         Toronto, Ontario
         M5X 1A3

         Bank No.:    001
         Transit:    00022
         Account No.:       1386256
         Account Name:    Swiss Medica Inc.

                                    Security

         Texas

         Ontario

         British Columbia




                                  Schedule 1.2

                                  Schedule 2.4

                          Location of Assets and Liens

      Texas, USA - no liens or encumbrances Ontario, Canadano liens or encumbrances

      British Columbia, Canada no liens or encumbrances